Exhibit 32.2

ALST Casino Holdco, LLC

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.	Robert E. Schaffhauser is the Chief Financial Officer of ALST Casino Holdco, LLC (the “Company”).

2.	The undersigned certifies to the best of his knowledge:

(A)

The Company’s Form 10-Q for the quarter ended June 30, 2016 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2016

/s/ ROBERT E. SCHAFFHAUSER
Robert E. Schaffhauser
Chief Financial Officer
(Principal Financial Officer)